Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

Income before income taxes, classified by source of income (loss), is as follows (in millions):

	2014	2013	2012
Canada	$(261.7)	$(18.1)	$3.0
U.S.	(249.8)	127.4	(4.7)
Other Foreign	257.5	212.9	161.4

Income before income taxes	$(254.0)	$322.2	$159.7

Income tax expense (benefit) attributable to income from continuing operations consists of the following (in millions):

	2014	2013	2012
Current:
Canada	$25.9	$0.5	$—
U.S. Federal	16.1	29.9	19.0
U.S. state, net of federal income tax benefit	(0.3)	3.7	1.1
Other Foreign	35.5	22.3	13.0

	$77.2	$56.4	$33.1

Deferred:
Canada	$(29.8)	$(4.5)	$(2.5)
U.S. Federal	(28.4)	27.8	(1.0)
U.S. state, net of federal income tax benefit	(4.1)	(1.2)	1.6
Other Foreign	0.4	10.0	10.8

	$(61.9)	$32.1	$8.9

Total	$15.3	$88.5	$42.0

The statutory rate reconciles to the effective tax rate as follows:

	2014	2013	2012
Statutory rate (1)	26.5%	35.0%	35.0%
State income taxes, net of federal income tax benefit	—	0.5	1.0
Costs and taxes related to foreign operations (2)	(9.8)	6.2	10.7
Foreign exchange gain (loss)	(2.2)	—	—
Foreign tax rate differential (3)	29.8	(14.6)	(25.0)
Taxes provided on earnings due to Transactions	(22.3)	—	—
Change in valuation allowance	(3.0)	0.6	(1.1)
Change in accrual for tax uncertainties	(0.3)	1.5	1.6
Deductible FTC	3.7	(1.9)	(3.2)
Non Deductible Transaction Costs	(4.9)	0.3	2.5
Impact of Transactions	(14.5)	—	—
Capital gain (loss) rate differential	(8.6)	—	—
Other	(0.4)	(0.1)	4.8

Effective income tax rate	(6.0)%	27.5%	26.3%

(1)	The statutory rate is the Canadian rate of 26.5% for 2014 and the U.S. rate of 35.0% for 2013 and 2012.
(2)	Costs and taxes related to foreign operations for 2014 consists of non-Canadian jurisdictions. For 2013 and 2012, the costs and taxes related to foreign operations consists of non-U.S. jurisdictions.
(3)	Amounts reflect statutory rates in jurisdictions in which we operate outside of Canada for 2014 and outside of the U.S. for 2013 and 2012.

Our effective tax rate was (6.0)% for 2014, primarily due to the impact of the Transactions, including non-deductible transaction related costs, and the mix of income from multiple tax jurisdictions. Our effective tax rate was 27.5% for 2013, primarily as a result of the mix of income from multiple tax jurisdictions and the impact of non-deductible expenses related to our refranchisings, partially offset by a favorable impact from the sale of a foreign subsidiary and a reduction in the state effective tax rate related to our refranchisings. Our effective tax rate was 26.3% for 2012, primarily as a result of the mix of income from multiple tax jurisdictions, the release of valuation allowance and the impact of costs on refranchisings primarily in foreign jurisdictions.

The following table provides the amount of income tax expense (benefit) allocated to continuing operations and amounts separately allocated to other items (in millions):

	2014	2013	2012
Income tax expense from continuing operations	$15.3	$88.5	$42.0
Cash flow hedge in accumulated other comprehensive income (loss)	(60.3)	68.1	(1.8)
Net investment hedge in accumulated other comprehensive income (loss)	20.9	(5.7)	(4.2)
Pension liability in accumulated other comprehensive income (loss)	(13.4)	9.9	(1.2)
Stock option tax benefit in additional paid-in capital	—	(10.1)	—

Total	$(37.5)	$150.7	$34.8

The significant components of deferred income tax expense (benefit) attributable to income from continuing operations are as follows (in millions):

	2014	2013	2012
Deferred income tax expense (benefit)	$(71.9)	$9.9	$17.9
Change in valuation allowance	6.7	22.6	(8.3)
Change in effective state income tax rate	3.0	(4.0)	0.8
Change in effective foreign income tax rate	0.3	3.6	(1.5)

Total	$(61.9)	$32.1	$8.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below (in millions):

	As of December 31,
	2014	2013
Deferred tax assets:
Trade and notes receivable, principally due to allowance for doubtful accounts	$11.6	$9.2
Accrued employee benefits	53.1	34.1
Unfavorable leases	132.5	58.8
Liabilities not currently deductible for tax	52.0	53.2
Tax loss and credit carryforwards	215.5	107.2
Other	—	0.5

Total gross deferred tax assets	464.7	263.0
Valuation allowance	(68.8)	(97.7)

Net deferred tax assets	395.9	165.3
Less deferred tax liabilities:
Property and equipment, principally due to differences in depreciation	48.4	10.3
Intangible assets	1,800.7	640.2
Leases	117.3	89.0
Statutory Impairment	8.0	9.2
Derivatives	28.1	65.9
Outside basis difference	272.3	—
Other	16.8	—

Total gross deferred tax liabilities	2,291.6	814.6

Net deferred tax liability	$1,895.7	$649.3

The valuation allowance had a net decrease of $28.9 million during 2014 primarily due to the acquisition of Tim Hortons, reduced by true-up adjustments related to ordinary and capital losses.

Changes in valuation allowance are as follows (in millions):

	2014	2013	2012
Beginning balance	$97.7	$93.3	$99.6
Additions due to Tim Hortons acquisition	19.5	—	—
Change in estimates recorded to deferred income tax expense	6.7	22.6	(8.3)
Expiration of foreign tax credits and capital losses	(11.3)	—	—
Changes from foreign currency exchange rates	(2.1)	0.1	2.0
True-ups from changes in ordinary and capital losses	(41.7)	—	—
Sale of foreign subsidiaries	—	(18.3)	—

Ending balance	$68.8	$97.7	$93.3

The gross amount and expiration dates of operating loss and tax credit carryforwards as of December 31, 2014 are as follows (in millions):

	Amount	Expiration Date
Canadian net operating loss carryforwards	$182.5	2030-2034
Canadian capital loss carryforwards	1.3	Indefinite
U.S. federal net operating loss carryforwards	203.5	2034
U.S. state net operating loss carryforwards	360.2	2016-2034
U.S. capital loss carryforwards	59.4	2018
U.S. foreign tax credits	20.2	2015-2025
Other foreign net operating loss carryforwards	88.0	Indefinite
Other foreign net operating loss carryforwards	1.8	2015-2034
Other	0.4	various

Total	$917.3

The Company has approximately $958.0 million of undistributed earnings of which approximately $10.2 million has been previously taxed. During 2014 and prior periods, the Company provided $112.3 million and $3.1 million respectively of taxes on $415.1 million of undistributed earnings. Deferred tax liabilities have not been provided on approximately $532.7 million of undistributed earnings that are considered to be permanently reinvested. In connection with the acquisition of Tim Hortons, the Company provided approximately $156.9 million of taxes on $1,183.5 million of acquired foreign outside basis differences in connection with acquisition accounting.

We had $41.6 million of unrecognized tax benefits at December 31, 2014, which if recognized, would favorably affect the effective income tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows (in millions):

	2014	2013	2012
Beginning balance	$27.7	$23.3	$21.6
Additions on tax position related to the current year	2.7	2.2	1.9
Additions for tax positions of prior years	2.5	2.4	0.9
Additions due to acquisitions	13.4	—	—
Reductions for tax positions of prior year	(3.6)	(0.1)	(0.5)
Reductions for settlement	(0.3)	(0.1)	(0.5)
Reductions due to statute expiration	(0.8)	—	(0.1)

Ending balance	$41.6	$27.7	$23.3

During the twelve months beginning January 1, 2015, it is reasonably possible we will reduce unrecognized tax benefits by approximately $10.7 million, primarily as a result of the expiration of certain statutes of limitations and the resolution of audits.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. The total amount of accrued interest and penalties was $12.8 million at December 31, 2014 and $4.1 million at December 31, 2013. Potential interest and penalties associated with uncertain tax positions increased by $8.3 million due to the acquisition of Tim Hortons. Potential interest and penalties associated with uncertain tax positions recognized was $0.5 million during the year ended December 31, 2014, $0.6 million during the year ended December 31, 2013, and $0.3 million during the year ended December 31, 2012. To the extent interest and penalties are not assessed with respect to uncertain tax positions, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision.

We file income tax returns with Canada and its provinces. Generally we are subject to routine examinations by the Canada Revenue Authority (“CRA”). The CRA is conducting examinations of the 2010 through 2012 taxation years. Additionally, income tax returns filed with various provincial jurisdictions are generally open to examination for periods of three to five years subsequent to the filing of the respective return. Tax years 2005 through 2009 are also under appeals and a Notice of Appeal to the Tax Court of Canada was filed in 2012 with respect to tax year 2002. At this time, we believe that we have complied with all applicable Canadian tax laws and that we have adequately provided for these matters.

We also file income tax returns, including returns for our subsidiaries, with U.S. federal, U.S. state, and foreign jurisdictions. Generally we are subject to routine examination by taxing authorities in the U.S. jurisdictions, as well as other foreign tax jurisdictions, such as the United Kingdom, Germany, Spain, Switzerland and Singapore. None of the foreign jurisdictions should be individually material. Our U.S. federal income tax returns for fiscal 2009, 2010, the period July 1, 2010 through October 18, 2010 and the period October 19, 2010 through December 31, 2010 are currently under audit by the Internal Revenue Service. In addition, we have various U.S. state and foreign income tax returns in the process of examination. From time to time, these audits result in proposed assessments where the ultimate resolution may result in owing additional taxes. We believe that our tax positions comply with applicable tax law and that we have adequately provided for these matters.